EXHIBIT 10.65

ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this “Agreement”), dated as of December 20, 2017, is made by the parties listed on Schedule I attached hereto (each, a “Borrower”, and jointly, severally and collectively, “Borrowers”), and GTJ REIT, INC., a Maryland corporation, (“Guarantor”, and together with Borrowers, “Indemnitors” or individually, as an “Indemnitor”), for the benefit of THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation (together with its successors and assigns, “Lender”), and the other “Indemnitees,” as hereinafter defined.

RECITALS

A.Lender has agreed to make a loan to Borrowers in the original aggregate principal amount of $39,000,000.00 (the “Loan”). The Loan is (a) evidenced by that certain Promissory Note (USL) made by Borrowers to the order of Lender, of even date herewith (as the same may be amended, restated, modified and/or supplemented from time to time, the “Note”), (b) governed by, among other things, that certain Loan Agreement, of even date herewith, between Lender and Borrowers (as the same may be amended, restated, modified and/or supplemented from time to time, the “Loan Agreement”), (c) secured by, among other things, the Mortgages (as defined in the Loan Agreement), encumbering certain real property as more particularly described therein (including, without limitation, the Property (as defined below)), and (d) guaranteed by that certain Guaranty Agreement, of even date herewith, by Guarantor for the benefit of Lender (the “Guaranty,” and together with this Agreement, the Loan Agreement, the Note, the Mortgages, and all other documents evidencing and/or securing the Loan, collectively, the “Loan Documents”).  All capitalized terms used herein without definition shall have the meanings given to such terms in the Loan Agreement.

B.Borrowers own a fee simple interest in and to each of the real properties listed on Schedule II attached hereto (collectively or individually, as the “Property”), as indicated thereon.

C.As a condition precedent to making the Loan, Lender requires that Indemnitors enter into this Agreement, the covenants and obligations of which are independent of and in addition to Borrowers’ obligations under the Loan Agreement, the Note, the Mortgages and the other Loan Documents and Guarantor’s obligations under the Guaranty.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitors, intending to be legally bound, hereby represent, warrant and covenant to Lender and Lender’s officers, directors, employees, agents, affiliates, successors and assigns (collectively, the “Indemnitees”) as follows:

Section 1.Representations and Warranties.  Each Indemnitor represents and warrants to the Indemnitees that:

(a)except as disclosed in the Environmental Assessments (hereinafter defined), Hazardous Substances (hereinafter defined) have not at any time been generated, used,

treated or stored on, or transported to or from any Property in any quantity or manner that violates any Environmental Law (hereinafter defined);

(b)except as disclosed in the Environmental Assessments, Hazardous Substances have not at any time been Released (hereinafter defined) or disposed of on any Property in any quantity or manner that violates any Environmental Law;

(c)except as disclosed in the Environmental Assessments, each Indemnitor is in compliance with all applicable Environmental Laws with respect to each Property and the requirements of any permits issued under such Environmental Laws with respect to each Property;

(d)there are no past, pending or threatened Environmental Claims (hereinafter defined) against any Indemnitor or any Property;

(e)except as disclosed in the applicable Environmental Assessment, Indemnitor has no knowledge of any condition or occurrence at any Property that could reasonably be anticipated to (i) form the basis of any Environmental Claim against any Indemnitor or any such Property or (ii) cause any such Property to be subject to any restrictions on the ownership, occupancy, use or transferability thereof under any Environmental Law;

(f)except as disclosed in the Environmental Assessments, there are not now and never have been any underground storage tanks located on any Property;

(g)each Borrower (i) is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified and is in good standing in the jurisdiction in which it owns or leases property or in which failure to be duly qualified and in good standing would have an adverse effect on its business, operations, property or financial condition;

(h)Guarantor (i) is a corporation, duly formed, validly existing and in good standing under the laws of the State of Maryland, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified and is in good standing in each jurisdiction in which it owns or leases property or in which failure to be duly qualified and in good standing would have an adverse effect on its business, operations, property or financial condition;

(i)each Borrower and Guarantor has the power to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

(j)each Borrower and Guarantor has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation enforceable against such Borrower and Guarantor (collectively, or any one of them, individually) in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other laws affecting creditors’ rights generally and by principles of equity;

(k)neither the execution, delivery or performance by any Indemnitor of this Agreement, nor compliance by it with the terms and provisions hereof, will (i) contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of Indemnitor’s property or assets pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which it is a party or by which it or any of Indemnitor’s property or assets is bound or to which it may be subject, (iii) violate any provision of any certificates of formation, operating agreements, trust agreements or other organizational documents, as applicable, of such Indemnitor or (iv) violate any provision of any certificates of formation, operating agreements, trust agreements or other organizational documents of any Borrower Control Person (as defined in the Loan Agreement) in a manner or to an extent that would impair the ability of the parties to this Agreement to perform their obligations hereunder;

(l)no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, the execution, delivery and performance by each Indemnitor of this Agreement or the legality, validity, binding effect or enforceability of this Agreement;

(m)no Indemnitor has received notice of violation of, and each Indemnitor is in compliance with, all applicable statutes, regulations and orders of, and all applicable restrictions imposed by all governmental bodies in respect of the conduct of its business and the ownership of its property; and

(n)Guarantor is a direct or indirect owner of ownership interests in Borrower as set forth in the Organizational Certificate.  Guarantor acknowledges that Guarantor will receive a material direct or indirect benefit from Lender making the Loan to Borrower.

Section 2.Covenants. Each Indemnitor covenants and agrees as follows:

(a)Each Indemnitor shall (i) comply with all Environmental Laws applicable to the ownership or use of each Property, (ii) use commercially reasonable efforts (including, without limitation, enforcement of Leases) to cause all tenants and other Persons occupying each Property to comply with all Environmental Laws, (iii) immediately pay or cause to be paid all costs and expenses incurred in such compliance and (iv) keep or cause each Property to be kept free and clear of any liens imposed thereon pursuant to any Environmental Laws.

(b)No Indemnitor shall generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of, any Hazardous Substances on any Property, or transport or permit the transportation of any Hazardous Substances to or from any Property, in each case in any quantity or manner that violates any Environmental Law.

(c)If Lender (i) has knowledge of any pending or threatened Environmental Claim against any Indemnitor or any Property, (ii) has reason to believe that any Indemnitor or any Property is in violation of any Environmental Law or (iii) receives a request for an environmental site assessment report from a regulatory or other governmental entity with jurisdiction over Lender, then, at Lender’s written request, at any time and from time to time, Indemnitors shall provide to Lender an environmental site assessment report concerning the applicable Property, prepared by an environmental consulting firm approved by Lender, indicating the presence or absence of Hazardous Substances and the potential cost of any removal or remedial action in connection with any Hazardous Substances on such Property.  Any such environmental site assessment report shall be conducted at Indemnitors’ sole cost and expense.  If any Indemnitor fails to deliver to Lender any such environmental site assessment report within thirty (30) days after being requested to do so by Lender pursuant to this Section, Lender may obtain such an environmental site assessment itself and such Indemnitor hereby grants to Lender and its agents access to the applicable Property and specifically grants to Lender an irrevocable nonexclusive license to undertake such an assessment, and the costs of, and related to, such assessment (together with interest thereon at the Default Rate as defined in the Note) shall be payable by Indemnitor on demand therefor.  Indemnitor shall take all actions necessary or required under the Leases to effect the provisions of this Section 2(c), provided, however, that Lender shall not unreasonably interfere with the operation of the business of Borrower or any tenant under any Lease.

(d)In addition to the rights granted to Lender and its agents in Section 2(c) above, Lender may, at its option, at any time and from time to time, perform, at Lender’s sole cost and expense, an environmental site assessment report for any Property, and Indemnitors hereby grant to Lender and its agents access to each Property and each Indemnitor specifically grants to Lender an irrevocable non-exclusive license to undertake such an assessment, provided, however, that Lender shall not unreasonably interfere with the operation of the business of Borrower or any tenant under any Lease (as such term is defined in the Loan Agreement).

(e)Indemnitors shall advise Lender in writing, immediately upon learning of any of the following: (i) any pending or threatened Environmental Claim against any Indemnitor or any Property; (ii) any condition or occurrence on any Property that (A) results in noncompliance by such Indemnitor with any Environmental Law or (B) could reasonably be anticipated to form the basis of an Environmental Claim against any Indemnitor or such Property; (iii) any condition or occurrence on any Property that could reasonably be anticipated to cause such Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Property under any Environmental Law; or (iv) the taking of any removal or remedial action in response to the actual or alleged presence, in any quantity or manner that violates any Environmental Law, of any Hazardous Substances on any Property.  Each such notice shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Indemnitors’ response thereto.  In addition, Indemnitors shall provide Lender with copies of all communications to or from any Indemnitor and any governmental agency relating to Environmental Laws, all communications to or from Indemnitors and any Person relating to Environmental Claims, and such detailed reports of any Environmental Claim as may be requested by Lender.

(f)Lender shall have the right, but not the obligation, to participate in or defend, as a party if it so elects, any Environmental Claim.  Without Lender’s prior written consent, Indemnitors shall not enter into any settlement, consent or compromise with respect to any Environmental Claim that might impair the value of any Property.

(g)At their sole cost and expense, Indemnitors shall conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Substances from any Property that must be so removed, cleaned up or remediated in accordance with the requirements of any Environmental Laws and this Agreement, to the reasonable satisfaction of a professional environmental consultant selected by Lender, and in accordance with all such requirements and with orders and directives of all governmental authorities.  If all or any portion of the Loan shall be outstanding, Indemnitors may prepay the Loan in full, together with all applicable prepayment penalties, in lieu of complying with the preceding sentence of this clause (g).

Section 3.Indemnity.

(a)Indemnitors agree to defend (retaining such attorneys as are satisfactory to the Indemnitees in their sole reasonable discretion), protect, indemnify and hold harmless each of the Indemnitees and its respective officers, directors, employees, attorneys and agents from and against any and all liabilities, obligations (including removal and remedial actions), losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), penalties, actions, judgments, suits, claims, costs, expenses and disbursements (including reasonable attorneys’ and consultants’ fees and disbursements) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against any of them directly or indirectly based on, or arising or resulting from, or in connection with, (i) the actual or alleged presence of Hazardous Substances on any Property in any quantity or manner which violates Environmental Law, or the removal, handling, transportation, disposal or storage of such Hazardous Substances, (ii) any Environmental Claim with respect to any Indemnitor or any Property or (iii) the exercise of any Indemnitee’s rights under this Agreement (collectively, the “Indemnified Matters”), regardless of when such Indemnified Matters arise, but excluding any Indemnified Matter with respect to Hazardous Substances first placed or Released on any Property after the later of (1) the date on which none of the Indemnitors nor any of their Affiliates holds title to or any other interest in or lien on such Property and on which all Indemnitors and their Affiliates have surrendered possession and control (and Lender or its designee has accepted such possession and control) of such Property to Lender or its designee (whether by foreclosure, pursuant to a deed-in-lieu of foreclosure or other exercise of remedies) or its designee or assignee or (2) the indefeasible payment in full of the Secured Obligations (as defined in the Loan Agreement).  To the extent that this indemnity is unenforceable because it violates any law or public policy, Indemnitors agree to contribute the maximum portion that it is permitted to contribute under applicable law to the payment and satisfaction of all Indemnified Matters.

(b)Indemnitors agree to reimburse each Indemnitee for all sums paid and costs incurred by such Indemnitee with respect to any Indemnified Matter within ten (10) days following written demand therefor, with interest thereon at the Default Rate (as defined in the Note) if not paid within such ten (10) day period.

(c)Should any Indemnitee institute any action or proceeding at law or in equity, or in arbitration, to enforce any provision of this Agreement (including an action for declaratory relief or for damages by reason of any alleged breach of any provision of this Agreement) or otherwise in connection with this Agreement or any provision hereof, it shall be entitled to recover from Indemnitors all reasonable attorneys’ fees and disbursements incurred by such Indemnitee in connection therewith, if it is the prevailing party in such action or proceeding.

Section 4.Events of Default.  The occurrence of any of the following specified events shall constitute a default by Indemnitors (each an “Event of Default”):

(a)if any of the representations and warranties contained in Section 1 of this Agreement shall prove to be untrue in any respect; or

(b)if any Indemnitor fails to perform any of its obligations under this Agreement within (i) ten (10) days, with respect to all monetary obligations or (ii) thirty (30) days, with respect to all non-monetary obligations following notice thereof from Lender; (A)  provided that if such nonperformance of any such non-monetary obligation is incapable of cure within such 30-day period, no Event of Default shall occur hereunder if Indemnitors have commenced a program to perform such non-monetary obligation, which program is satisfactory to Lender in its sole and absolute discretion, and is in accordance with applicable law, and Indemnitors are diligently pursuing such program to completion (provided that such failure is cured one hundred twenty (120) days following notice thereof from Lender); and (B) provided further, that if a shorter cure period or notice requirement for any particular failure to perform is provided for by applicable law or under this Agreement, such specific provision shall control. In any such event, and at any time thereafter, if any Event of Default shall have occurred, Lender may do, or cause to be done, whatever is necessary, in Lender’s sole and absolute judgment, to cause any Property to comply with applicable Environmental Laws, and the cost of any such action (together with interest thereon at the Default Rate, as defined in the Note) shall become immediately due and payable by Indemnitor, without notice. Each Indemnitor shall, and does hereby, grant to Lender and its agents access to any Property and hereby specifically grants to Lender an irrevocable, non-exclusive license to do whatever is necessary, in Lender’s sole and absolute judgment, to cause such Property to comply with all applicable Environmental Laws, including, without limitation, the right to enter such Property and remove therefrom any Hazardous Substances.  Indemnitors shall take all actions necessary or required under the Leases to effect such right of Lender to have such access to any Property.

Section 5.Recourse Obligations.

(a)Each Indemnitor agrees that, notwithstanding any term or provision contained in this Agreement or the other Loan Documents to the contrary, the obligations of Indemnitors as set forth in this Agreement shall be exceptions to any non-recourse or exculpatory provision relating to the Loan, and each Indemnitor shall be fully liable for the performance of Indemnitors’ obligations under this Agreement, and such liability shall not be limited to the original principal amount of the Loan.

(b)The liability of Indemnitors under this Agreement shall in no way be limited to or impaired by any amendment or modification of any of the provisions of the Loan Documents, unless such amendment or modification expressly refers to a specific provision of this Agreement.  In addition, the liability of Indemnitors under this Agreement shall in no way be limited or impaired by the following: (i) any extensions of time for performance required by any of the Loan Documents; (ii) any sale, assignment or foreclosure of the Note or any sale or transfer of all or any part of any Property; (iii) any exculpatory provision in any of the Loan Documents limiting any Indemnitee’s recourse to any property encumbered by the Mortgages or to any other security, or limiting the Indemnitees’ rights to a deficiency judgment against any Indemnitor; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitors under any of the Loan Documents; (v) the release of Indemnitors (or any Indemnitor) or any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents (other than this Agreement) by operation of law, any Indemnitee’s voluntary act, or otherwise; (vi) the release or substitution, in whole or in part, of any security for the Note; or (vii) Lender’s failure to record any of the Mortgages or file any Financing Statements or other documents required to perfect Lender’s lien on any Property (or Lender’s improper recording or filing of any of the foregoing) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitors and with or without consideration.

Section 6. Independent Obligations.  This Agreement is intended to create obligations that are separate and independent of Indemnitors’ obligations under the Loan Agreement, the Note, the Mortgages, the Guaranty and the other Loan Documents.  Indemnitors’

obligations hereunder are, however, expressly secured by the Loan Agreement, the Mortgages and the other Loan Documents.

Section 7.Survival.

(a)The representations, warranties, covenants and indemnities set forth in this Agreement shall survive the repayment of the Secured Obligations, the release of the lien of any Mortgage, any foreclosure of any Mortgage or the delivery of a deed or assignment in lieu of foreclosure or otherwise, and the transfer of any interest in and to any Property.

(b)This Agreement shall be binding on, and inure to the benefit of, Indemnitor, the Indemnitees and their respective successors and assigns.  Without limiting the generality of the foregoing, this Agreement shall inure to the benefit of each assignee or holder of the Note and each of such assignee’s or holder’s officers, directors, employees, agents and affiliates.  Notwithstanding the foregoing, Indemnitor, without, in each instance, the prior written consent of Lender, may not assign, transfer or set over, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder.

Section 8. Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Environmental Assessments” means, collectively, those certain Phase I Environmental Site Assessments listed on Schedule III attached hereto.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law (hereafter “Claims”) or any permit issued under any such Environmental Law, including without limitation (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law; and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to health, safety or the environment.

“Environmental Law” means any federal, state or local law, whether common law, court or administrative decision, statute, rule, regulation, ordinance, court order or decree, administrative order or otherwise or any administrative policy or guidelines concerning action levels of a governmental authority (federal, state or local), or any permits, authorizations or other approvals required or currently in effect in respect of the operation or maintenance of the Property, in each case, whether now or hereafter in effect and relating to the environment, public health, occupational safety, industrial hygiene, any Hazardous Substance (including, without limitation, the disposal, generation, manufacture, presence, processing, production, Release, storage, transportation, treatment or use thereof), or the environmental conditions on, under or about the Property, as amended and/or supplemented and as in effect from time to time (including, without limitation, the following statutes and all regulations thereunder as amended and in effect from time to time and applicable to the Property in question): New York Environmental Conservation Law § 27-0101-1701 and § 52-0301-0303, New York Compilation of Codes, Rules and Regulations Parts 360-376; the Spill Compensation and Control Act (N.J.S.A. 58:10-23.11et seq.); the New Jersey Underground Storage Tank Act (N.J.S.A. 58:10A-21 et seq.); DEL. CODE ANN. tit. 7, §§ 9101-9120; DEL. CODE ANN. tit.16, §§ 2401-2417, 6301-6315; Delaware Hazardous Substance Cleanup Act, 7 Del. C. Chapter 91; Delaware Regulations Governing Hazardous Waste. Pt. 122,

§§ 122.1-122.230; Pt. 124, §§ 124.1-124.33; Pt. 260 §§ 260.1-260.41 app. I; Pt. 261, §§ 261.1-261.38 apps. I-IX; Pt. 262, §§ 262.10-262.70 apps. I-11; Pt. 263, §§ 263.10-263.106; Pt. 264, §§ 264.1-264.1202 apps. I-IX; Pt. 265, §§ 265.1-265.1202 apps. I-V; Pt. 266, §§ 266-266.206 apps. I-XIII; Pt. 268. §§ 268.1-268.50 apps. I-XI; the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. §9601, et seq.; the Superfund Amendments and Reauthorization Act of 1986, Title III, 42 U.S.C. §11001, et seq.; the Clean Air Act, 42 U.S.C. §7401, et seq.; the Safe Drinking Water Act, 42 U.S.C. §300(f), et seq.; the Solid Waste Disposal Act, 42 U.S.C. §6901, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §5101, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §6901, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. §1251, et seq.; the Toxic Substances Control Act of 1976, 15 U.S.C. §2601, et seq.; the Occupational Safety and Health Act, 29 U.S.C. §651, et seq.; and any successor statutes and regulations to the foregoing).

“Hazardous Substances” means (a) any chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” “mold,” “contaminants” or “pollutants,” or words of similar import, under any applicable Environmental Law; and (b) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority, including, without limitation, asbestos and asbestos-containing materials in any form, lead-based paint, any radioactive materials and polychlorinated biphenyls (“PCB’s”), or substances or compounds containing PCB’s.

“Release” means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like, into or upon any land or water or air, or otherwise entering into the environment.

Section 9.Miscellaneous.

(a) (i) all Persons comprising “Indemnitors” are jointly and severally liable for all of Indemnitors’ obligations hereunder, (ii) all representations, warranties, and covenants made by Indemnitors shall be deemed representations, warranties, and covenants of each Indemnitor and the Persons comprising Indemnitor, (iii) any breach, Default or Event of Default by Indemnitor or any of the Persons comprising each Indemnitor hereunder shall be deemed to be a breach, Default, or Event of Default of Indemnitors and (iv) any reference herein contained to the knowledge or awareness of Indemnitors shall mean the knowledge or awareness of any Indemnitor or any of the Persons comprising Indemnitor.

(b)Each Indemnitor waives any right or claim of right to cause a marshalling of its assets or to cause any Indemnitee to proceed against any of the security for the Secured Obligations before proceeding under this Agreement.  Each Indemnitor expressly waives and relinquishes all present or future rights, remedies, or circumstances that might constitute a legal or equitable discharge of such Indemnitor or which might otherwise impair the validity or enforceability of this Agreement. Each Indemnitor hereby agrees to postpone the exercise of any and all rights of subrogation to the rights of any Indemnitee against such Indemnitor hereunder and any rights of subrogation to any collateral securing the Loan, until all obligations of Indemnitors to the Indemnitees hereunder have been performed in full and all amounts of principal, interest and other sums evidenced or secured by the Loan Documents (including any default interest owed and payable thereon) shall have been paid in full.

(c)Any party liable upon or, in respect of, this Agreement, the other Loan Documents or any other document governing, evidencing and securing the Loan and Guarantor’s obligations under the Guaranty may be released without affecting the liability of any party not so released.

(d)No failure or delay on the part of any of the Indemnitees in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between Indemnitors and the Indemnitees (or any of them) shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder.  The rights, powers and remedies herein or in any other Loan Document expressly provided are cumulative with, and not exclusive of, any rights, powers or remedies which the Indemnitees or any of them would otherwise have. No notice to or demand on Indemnitors in any case shall, ipso facto, entitle Indemnitors to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Indemnitees to any other or further action in any circumstances without notice or demand where notice or demand is not otherwise required.

(e)All notices hereunder shall be in writing and shall be delivered to Borrower and Lender in accordance with the provisions of the Loan Agreement, and to Guarantor in accordance with the terms of the Guaranty.

(f)Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing and signed by each of the parties hereto.

(g)LENDER AND INDEMNITORS KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER AND INDEMNITORS TO ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THE NOTE.

(h)This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York, without reference to conflicts of law principles.

(i)All pronouns and any variations of pronouns herein shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties may require.  Whenever the terms herein are singular, the same shall be deemed to mean the plural, as the identity of the parties or the context requires and vice versa.

(j)This Agreement may be executed in multiple counterparts, each of which shall constitute a duplicate original, but all of which, together, shall constitute one and the same instrument.

(k)Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents (including, without limitation, any reference to the “continuance” of an Event of Default or that an Event of Default is “continuing”), Lender shall in no event or under any circumstance be obligated or required to accept a cure by Indemnitor, Borrower or by any other Person of an Event of Default unless Lender agrees to do so in the exercise of Lender’s sole and absolute discretion, it being agreed that once an Event of Default has occurred and so long as Lender has not determined to accept a cure of such Event of Default in writing, Lender shall be absolutely and unconditionally entitled to pursue all rights and remedies available to it under the Loan Documents, at law or in equity or otherwise.

IN WITNESS WHEREOF, each Indemnitor has executed and delivered this Agreement as of the date first above written.

BORROWERS:

GWL 201 NEELYTOWN LLC, a Delaware limited liability company
By:GTJ Realty, LP, a Delaware limited partnership, its sole member
By:GTJ GP, LLC, a Maryland limited liability company, its general partner
By:GTJ REIT, Inc., a Maryland corporation, its manager

By: /s/ Paul A. Cooper

Name:Paul A. Cooper

Title:CEO

STATE OF )

) ss.:

COUNTY OF )

On the ___________ day of ___________ in the year 2018 before me, the undersigned, a Notary Public in and for said State, personally appeared, Paul A. Cooper, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_____________________________________________

(Signature and office of individual taking acknowledgment.)

Notary Public

My Commission Expires:

[Acknowledgment on behalf of GWL 201 Neelytown LLC]

Error! Unknown document property name.

GWL 300 MCINTIRE LLC, a Delaware limited liability company
By:GTJ Realty, LP, a Delaware limited partnership, its sole member
By:GTJ GP, LLC, a Maryland limited liability company, its general partner
By:GTJ REIT, Inc., a Maryland corporation, its manager

By: /s/ Paul A. Cooper

Name:Paul A. Cooper

Title:CEO

STATE OF )

) ss.:

COUNTY OF )

On the ___________ day of ___________ in the year 2018 before me, the undersigned, a Notary Public in and for said State, personally appeared, Paul A. Cooper, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_____________________________________________

(Signature and office of individual taking acknowledgment.)

Notary Public

My Commission Expires:

[Acknowledgment on behalf of GWL 300 McIntire LLC]

GWL 1938 OLNEY LLC,
a Delaware limited liability company

By:GTJ Realty, LP, a Delaware limited partnership, its sole member
By:GTJ GP, LLC, a Maryland limited liability company, its general partner
By:GTJ REIT, Inc., a Maryland corporation, its manager

By: /s/ Paul A. Cooper

Name:Paul A. Cooper

Title:CEO

STATE OF )

) ss.:

COUNTY OF )

On the ___________ day of ___________ in the year 2018 before me, the undersigned, a Notary Public in and for said State, personally appeared, Paul A. Cooper, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_____________________________________________

(Signature and office of individual taking acknowledgment.)

Notary Public

My Commission Expires:

[Acknowledgment on behalf of GWL 1938 Olney LLC]

GWL 606 COZINE LLC,
a Delaware limited liability company

By:GTJ Realty, LP, a Delaware limited partnership, its sole member
By:GTJ GP, LLC, a Maryland limited liability company, its general partner
By:GTJ REIT, Inc., a Maryland corporation, its manager

By: /s/ Paul A. Cooper

Name:Paul A. Cooper

Title:CEO

STATE OF )

) ss.:

COUNTY OF )

On the ___________ day of ___________ in the year 2018 before me, the undersigned, a Notary Public in and for said State, personally appeared, Paul A. Cooper, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_____________________________________________

(Signature and office of individual taking acknowledgment.)

Notary Public

My Commission Expires:

[Acknowledgment on behalf of GWL 606 Cozine LLC]

GUARANTOR:

GTJ REIT, INC.,

a Maryland corporation

By: /s/ Paul A. Cooper

Name:Paul A. Cooper

Title:CEO

STATE OF )

) ss.:

COUNTY OF )

On the ___________ day of ___________ in the year 2018 before me, the undersigned, a Notary Public in and for said State, personally appeared, Paul A. Cooper, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_____________________________________________

(Signature and office of individual taking acknowledgment.)

Notary Public

My Commission Expires:

[Acknowledgement on behalf of GTJ REIT, Inc.]

SCHEDULE I

Borrowers

1.GWL 201 NEELYTOWN LLC, a Delaware limited liability company.

2.GWL 300 MCINTIRE LLC, a Delaware limited liability company.

3.GWL 1938 OLNEY LLC, a Delaware limited liability company.

4.GWL 606 COZINE LLC, a Delaware limited liability company.

Schedule I-1

SCHEDULE II

List of Real Properties

1. 201 Neelytown Road, Montgomery, New York  12549 (the “Neelytown Property”).

2. 301 McIntire Drive, Newark, Delaware 19711 (the “McIntire Property”).

3. 1938 Olney Avenue, Cherry Hill, New Jersey 08003 (the “Olney Property”).

4. 606 Cozine Avenue, Brooklyn, New York 11208 (the “Cozine Property”).

Schedule II-1

SCHEDULE III

Environmental Assessments

1.	Phase I Environmental Site Assessment of the Neelytown Property, dated as of December 11, 2017, prepared by EBI Consulting with Project No. 1117006917, for the benefit of Lender.
2.	Phase I Environmental Site Assessment of the McIntire Property, dated as of December 8, 2017, prepared by EBI Consulting with Project No. 1117006918, for the benefit of Lender.
3.	Phase I Environmental Site Assessment of the Olney Property, dated as of December 11, 2017, prepared by EBI Consulting with Project No. 1117006919, for the benefit of Lender.
4.	Phase I Environmental Site Assessment of the Cozine Property, dated as of December 15, 2017, prepared by EBI Consulting with Project No. 1117006920, for the benefit of Lender.

Schedule III-1